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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference into the Company's previously filed Registration Statements on Form S-8 (File No. 333-56089), Form S-8 (File No. 333-16837), Form S-3 (File No.
333-16647), Form S-3 (File No. 333-15407), Form S-3 (File No. 333-60875), and
Form S-3 (File No. 333-62855) of our report included in this Form 11-K.


                                    /s/  ARTHUR ANDERSEN LLP


Washington, D.C.
March 29, 1999